Third Quarter 2026 Earnings Call

Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” the “Company,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” or similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause the Company’s actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into the Company, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities the Company has acquired or may acquire; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) our ability to remediate the material weakness in the Company’s internal control over financial reporting identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2026; (vi) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (vii) the financial resources of, and products available from, competitors; (viii) changes in laws and regulations as well as changes in accounting standards; (ix) changes in governmental and regulatory policy, whether applicable specifically to financial institutions or impacting the United States generally (such as, for example, changes in trade policy); (x) changes in the securities and foreign exchange markets; (xi) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xii) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of the Company’s investment securities portfolio; (xiii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiv) changes in the sources and costs of the capital the Company uses to make loans and otherwise fund the Company’s operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xv) general economic, market or business conditions, including the impact of inflation; (xvi) changes in demand for loan and deposit products and other financial services; (xvii) concentrations of credit or deposit exposure; (xviii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xix) losses resulting from fraudulent activity, including loan and deposit fraud and social engineering attacks targeting our customers, employees and third party vendors; (xx) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses, including as a result of sophisticated attacks using artificial intelligence (“AI”) and similar tools; (xxi) civil unrest, natural disasters, epidemics and other catastrophic events in the Company’s geographic area; (xxii) geopolitical conditions, including acts or threats of terrorism and actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxiii) the impact, extent and timing of technological changes, including the rapid development of AI technologies; and (xxiv) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the SEC from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. 2

Loans TN 12% MS 25% AL 23% FL 10% LA 5% GA 25% Deposits TN 8% MS 39% AL 14% FL 8% LA 3% GA 28% * Overview * Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown. Snapshot Footprint Loans and Deposits by State(1) Note: As of September 30, 2026 (1) As determined by the office or branch of origination 3 Assets: $27.5 billion Loans: 19.8 Deposits: 21.6 Equity: 3.8

Third Quarter Highlights • Net income was $78.9 million, with both diluted EPS and adjusted diluted EPS (non-GAAP)(1) of $0.86 • Net interest margin was 3.77%, down 6 basis points linked quarter; adjusted net interest margin (non-GAAP)(1) was 3.58%, down 3 basis points linked quarter • Loans increased $555.9 million linked quarter, or 11.5% annualized • Deposits decreased $73.2 million linked quarter. Outflows in public fund deposits of $214.7 million were offset by growth in consumer and commercial deposits. Noninterest bearing deposits represented 23.1% of total deposits at September 30, 2026 • Short-term borrowings increased $491.3 million linked quarter • Loan yield was flat at 6.31%; adjusted loan yield (non-GAAP)(1) increased 5 basis points linked quarter to 6.08% • Cost of total deposits increased 1 basis point linked quarter to 1.97% • The ratio of the allowance for credit losses on loans to total loans decreased 4 basis points to 1.50% linked quarter • Net loan charge-offs for the third quarter of 2026 were $10.0 million, or 0.20% annualized, primarily attributable to one credit • Nonperforming loans represented 0.89% of total loans, a decrease of 8 basis points linked quarter, and criticized loans to total loans decreased 16 basis points to 2.50% linked quarter • During the third quarter of 2026, the Company repurchased $42.6 million of common stock at a weighted average price of $41.05 (1) Adjusted diluted EPS, Adjusted net interest margin, Adjusted loan yield, Adjusted ROAA, ROATCE, Adjusted ROATCE and Adjusted efficiency ratio are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 4 Net Income $78.9 million Diluted EPS 0.86 Adjusted Diluted EPS (non-GAAP)(1) 0.86 Net Interest Margin 3.77% Adjusted Net Interest Margin (non- GAAP)(1) 3.58 Return on Average Assets (“ROAA”) 1.16 Adjusted ROAA (non-GAAP)(1) 1.16 Return on Average Tangible Equity (“ROATCE”) (non-GAAP)(1) 14.51 Adjusted ROATCE (non-GAAP)(1) 14.51 Efficiency Ratio 57.70 Adjusted Efficiency Ratio (non-GAAP)(1) 54.70

$26,726 $26,751 $27,107 $27,005 $27,518 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 $19,026 $19,047 $18,975 $19,196 $19,752 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 $21,425 $21,473 $22,099 $21,701 $21,628 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 $3,826 $3,885 $3,867 $3,871 $3,832 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Balance Sheet Assets ($mm) Loans ($mm) Deposits ($mm) Equity ($mm) 5

(1) Includes money market deposits (2) Excludes time deposits and public fund deposits Composition ($000s) Quarter Highlights $21,627,858 $21,701,052 $22,099,484 $21,473,070 $21,424,555 Noninterest-bearing Interest-bearing Savings Time 3Q 2026 2Q 2026 1Q 2026 4Q 2025 3Q 2025 Deposit Funding • Deposits declined $73.2 million in 3Q 2026 primarily due to the outflow of public fund deposits of $214.7 million, offset by growth in consumer and commercial deposits • Noninterest-bearing deposits: 23.1% of total deposits • Average deposit account balance: $35,847 • Average commercial account balance: $87,468(2) • Average consumer account balance: $14,445(2) • Top 20 depositors: 3.9% of total deposits(2) Customer Mix 45% 45% 44% 44% 44% 38% 38% 37% 38% 39% 17% 17% 19% 18% 17% Consumer Commercial Public Funds 3Q 2026 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2.14% 1.97% 1.94% 1.96% 1.97% 2.83% 2.60% 2.54% 2.55% 2.57% Total cost of deposits Cost of total interest-bearing deposits 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Cost of Deposits 6 (1)

Cash and Securities to Total Assets Loans to Deposits Average Interest Earning Asset Mix (3Q 2026) 17.4% 17.4% 18.6% 17.4% 16.5% 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 89% 89% 86% 88% 91% 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 81% 1% 16% 2% Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances With Banks Liquidity Position 7

Capital Position

Equity to Assets / Tangible Common Equity Ratio (non-GAAP)[1]


14.31%
8.98%
14.52%
9.26%
14.27%
9.08%
14.34%
9.10%
13.93%
8.80%
3Q 2025
4Q 2025
1Q 2026
2Q 2026
3Q 2026
Shareholders' equity to assets
Tangible common equity ratio (non-GAAP) (1)

Common Equity Tier 1 Ratio / Total Risk-based Capital Ratio


11.04%
14.88%
11.24%
14.78%
11.22%
14.77%
11.06%
15.94%
10.92%
15.52%
3Q 2025
4Q 2025
1Q 2026
2Q 2026
3Q 2026
Common equity tier 1 capital ratio
Total risk-based capital ratio

Book Value / Tangible Book Value (non-GAAP)[1]


$40.26
$23.77
$41.05
$24.65
$41.63
$25.00
$42.35
$25.34
$42.41
$25.29
3Q 2025
4Q 2025
1Q 2026
2Q 2026
3Q 2026
Book Value
Tangible Book Value (non-GAAP) (1)

Quarter Highlights

- During the third quarter of 2026, the Company repurchased $42.6 million of common stock at a weighted average price of $41.05
- Effective October 27, 2026, the Company's Board of Directors approved a $175.0 million stock repurchase program under which the Company is authorized to repurchase outstanding shares of its common stock either in open market purchases or privately negotiated transactions. This plan, which will remain in effect until the earlier of October 2027 or the repurchase of the entire amount authorized under the plan, replaces the Company's stock repurchase program that expired October 2026
- The Company redeemed $40.0 million in subordinated notes on September 1, 2026

(1) Tangible Common Equity Ratio and Tangible Book Value are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading "Non-GAAP Reconciliations".

8

QoQ Loans HFI Bridge ($mm) $19,196 $65 $102 $250 $56 $88 $(5) $19,752 Q 2 2026 RE-1-4 Fam ily C&LD NO O CRE O O CRE C&I Consum er Q 3 2026 Quarter Highlights • Loans increased $555.9 million linked quarter. The increase was driven by strong production during the quarter and lower payoff activity on a linked quarter basis • Average loan balance: $342,111 23% 11% 32% 17% 16% 1% Real estate - 1-4 Family Mortgage Construction and Land Development Commercial Real Estate - Non-Owner Occupied Commercial Real Estate - Owner Occupied Commercial and Industrial Consumer Loan Composition 9

$950 $914 $609 $957 $1,205 $757 $806 $827 $901 $835 Production Advances 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 $587 $876 $813 $895 $790 $657 $706 $695 $742 $694 Payoffs Paydowns 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 $19,196 $1,205 $835 $(790) $(694) $19,752 2Q 2026 Production Advances Payoffs Paydowns 3Q 2026 Loan Activity QoQ Loan Bridge ($mm) Production & Advance Trends ($mm) Payoff & Paydown Trends ($mm) 10

$297,591 $293,955 $295,862 $296,008 $296,094 1.56% 1.54% 1.56% 1.54% 1.50% 0.09% 0.19% 0.05% 0.06% 0.20% ACL ACL / Loans Net Charge-offs / Average Loans 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 $612,513 $560,663 $525,413 $510,217 $493,509 3.22% 2.94% 2.77% 2.66% 2.50% Criticized Loans Criticized Loans / Total Loans 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Asset Quality Criticized Loans ($000s)Allowance for Credit Losses & Net Charge-offs ($000s) 0.26% 0.47% 0.36% 0.16% 0.19% Loans 30-89 Past Due / Total Loans 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Accruing Loans 30-89 Days Past DueQuarter Highlights • Average NPL balance: $299,416 • 98% of accruing criticized loans are current • Average criticized loan balance: $481,943 • Net charge-offs of 20 bps were primarily concentrated in a single credit, accounting for 16 bps of the total 11

0.68% 0.71% 0.79% 0.75% 0.69% 0.90% 0.92% 1.06% 0.97% 0.89% NPAs / Total Assets NPLs / Total Loans 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 $61,784 $8,795 $45,907 $20,384 $38,455 $133 Real Estate 1-4 Family Mortgage Construction and Land Development Commercial Real Estate - Non-Owner Occupied Commercial Real Estate - Owner-Occupied Commercial and Industrial Consumer NPLs by Loan Category ($000s) Asset Quality (cont.) Nonperforming Loans & Nonperforming Assets $171,548 $176,018 $200,294 $186,483 $175,458 173% 167% 148% 159% 169% Nonperforming Loans ACL / Nonperforming Loans 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Nonperforming Loans ($000s) 12

$0.63 $0.83 $0.94 $0.94 $0.86 $0.77 $0.91 $0.93 $0.94 $0.86 Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP) 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 $228.1 $232.4 $228.4 $227.7 $228.6$214.4 $216.3 $213.3 $214.5 $217.6 Net interest income (FTE) Adjusted net interest income (FTE) (non-GAAP) 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Note: Dollars in millions except per share amounts. (1) Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. $85.7 $107.8 $118.5 $112.4 $112.6 $103.2 $118.3 $118.3 $112.4 $112.6 PPNR (non-GAAP) Adjusted PPNR (non-GAAP) 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 $59.8 $78.9 $88.2 $87.1 $78.9 $72.9 $86.9 $88.1 $87.1 $78.9 Net Income Adjusted Net Income (non-GAAP) 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Profitability Diluted EPS / Adjusted Diluted EPS (non-GAAP)(1) Net Income / Adjusted Net Income (non-GAAP)(1) PPNR (non-GAAP)(1) / Adjusted PPNR (Non-GAAP)(1)Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (Non-GAAP)(1) 13 (1) (1) (1) (1) (1)

(1) Adjusted ROAA, Adjusted ROTCE, PPNR/Average Assets and Adjusted PPNR/Average Assets are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 0.90% 1.17% 1.33% 1.30% 1.16% 1.09% 1.29% 1.33% 1.30% 1.16% ROAA (GAAP) ROAA (Adjusted) (non-GAAP) 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 6.25% 8.14% 9.20% 9.07% 8.07% 14.22% 16.18% 16.33% 16.25% 14.51% ROAE (GAAP) ROTCE (Adjusted) (non-GAAP) 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 1.29% 1.60% 1.79% 1.68% 1.65% 1.55% 1.76% 1.79% 1.68% 1.65% PPNR/Average Assets (non-GAAP) Adjusted PPNR/Average Assets (non-GAAP) 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Profitability Ratios ROAA / Adjusted ROAA (non-GAAP)(1) ROAE / Adjusted ROTCE (non-GAAP)(1) PPNR (non-GAAP)(1) / Adjusted PPNR Ratios (non-GAAP)(1) 14 (1) (1) (1) (1)

Net Interest Margin (FTE) and Loan Yield

RENASANT

Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE) (non-GAAP)(1)


3.85%
3.89%
3.87%
3.83%
3.77%
3.62%
3.62%
3.61%
3.61%
3.58%
3Q 2025
4Q 2025
1Q 2026
2Q 2026
3Q 2026
Net Interest Margin
Adjusted Net Interest Margin (FTE) (non-GAAP)(1)

Loan Yield / Adjusted Loan Yield (non-GAAP)(1)


6.60%
6.45%
6.37%
6.31%
6.31%
6.23%
6.11%
6.04%
6.03%
6.08%
3Q 2025
4Q 2025
1Q 2026
2Q 2026
3Q 2026
Loan yield
Adjusted Loan Yield (non-GAAP)(1)

Adjusted Net Interest Margin (FTE) (non-GAAP)(1) Bridge


3.61%
0.06
(0.04)
(0.05)
3.58%
2Q2026
Loans
Other Earning Assets
IB Liabilities
3Q2026

Accretion

- Scheduled accretion and accelerated accretion recognized on acquired loans were $9.0 million and $1.5 million, respectively, for the third quarter of 2026, which included scheduled credit accretion and accelerated credit accretion of $2.8 million and $0.6 million, respectively
- Accelerated bond discount accretion contributed $2.7 million to net interest income in the second quarter (4 bps). Excluding this, adjusted net interest margin increased 2 bps linked quarter

(1) Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading "Non-GAAP Reconciliations".

15

• Noninterest income decreased $1.9 million linked quarter, primarily reflecting lower mortgage banking income due to higher mortgage interest rates, lower production and market value adjustments on loans held for sales in process $49,275 $51,190 $50,272 $51,125 $46,026 Service charges Fees and commissions Wealth management Mortgage banking BOLI Other 3Q 2026 2Q 2026 1Q 2026 4Q 2025 3Q 2025 Noninterest Income Composition ($000s) Quarter Highlights 16

• Noninterest expense decreased $1.2 million linked quarter, driven primarily by a decline in deferred compensation expense tied to market valuations and an increase in deferred loan costs driven by loan growth, offset by higher health insurance claims Quarter Highlights 57.51% 53.52% 52.82% 54.92% 54.70% 67.05% 60.23% 55.73% 57.92% 57.70% Efficiency Ratio Adjusted efficiency ratio (non-GAAP) 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 $160,334 $161,501 $155,328 $170,750 $183,830 Salaries and employee benefits Data processing Net occupancy and equipment Advertising and public relations Merger and conversion expenses Intangible amortization Other 3Q 2026 2Q 2026 1Q 2026 4Q 2025 3Q 2025 Noninterest Expense Efficiency Ratio Composition ($000s) (1) Adjusted Efficiency Ratio is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 17 (1)

Appendix

(Dollars in millions) Repricing Term(1) Rate Structure Total Loans 3 mos or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Variable Fixed Commercial and Industrial $ 2,122 $ 153 $ 318 $ 393 $ 163 $ 2 $ 3,151 $ 2,099 $ 1,052 Commercial Real Estate - Owner-Occupied 1,353 223 542 832 406 33 3,389 1,480 1,909 Commercial Real Estate - Non-Owner Occupied 3,678 569 918 847 349 12 6,373 3,798 2,575 Construction and Land Development 1,602 71 65 248 74 52 2,112 1,622 490 Real Estate 1-4 Family Mortgage 1,056 304 428 616 762 1,467 4,633 2,585 2,048 Consumer 26 17 28 17 6 — 94 16 78 Total $ 9,837 $ 1,337 $ 2,299 $ 2,953 $ 1,760 $ 1,566 $ 19,752 $ 11,600 $ 8,152 Weighted Average Rate - Fixed 5.2% 5.0% 6.0% 6.1% 4.8% 5.5% 5.6 % Weighted Average Rate - Variable 6.7% 6.0% 5.5% 5.7% 5.5% 4.9% 6.4% % Fixed 5.0% 72.9% 83.2% 82.7% 69.1% 70.9% 41.3% % Variable 95.0% 27.1% 16.8% 17.3% 30.9% 29.1% 58.7 % Note: As of September 30, 2026 (1) Based on maturity date for fixed rate loans and variable rate loans that are at their floor or ceiling Loan Repricing and Maturity 19

Note: As of September 30, 2026 Agency CMO 28% Agency MBS 35% Municipal 14% Agency CMBS 14% SBA 8% Other 1% • Amortized cost of $4.0 billion; GAAP value of $3.8 billion, which represents 13.8% of total assets • Duration of 4.0 years • 24% of portfolio HTM based on par value ◦ 10.9% of HTM are CRA investments ◦ 28.6% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $232.1 million ($174.1 million, net of tax); unrealized losses in AOCI on HTM securities totaled $46.3 million ($34.6 million, net of tax) $4.0 Billion Securities Composition (Amortized Cost) Quarter Highlights 20

16% 22% 20% 9% 7% 7% 12% 4% 3% Warehouse/Industrial Retail Multi-family Self Storage Medical Office Office (non-medical) Hotel Senior Housing Other Quarter Highlights Note: As of September 30, 2026; LTV is calculated using the most recent appraisal available. (1) Based on commitment amount (2) Includes reserves for both loans evaluated collectively and those individually evaluated (Dollars in millions) Retail Multi-Family Warehouse/ Industrial Amount $1,421.7 $1,250.2 $1,054.6 Avg Loan Size(1) $1.6 $2.5 $2.6 Percent of Loans 7.2% 6.3% 5.3% Past Due or Nonaccrual 0.16% 0.08% 0.71% ACL Reserve(2) 0.70% 1.55% 0.34% WA LTV 55.8% 54.4% 54.2% Loans <75% LTV 88.6% 93.5% 94.7% Percent in Footprint 96.8% 99.8% 91.2% Q3 Loan Growth 3.7% 7.7% 10.7% Commercial Real Estate - Non-owner Occupied $6.4 Billion Composition 32.3% $2.1 million 55.4% 0.10% 0.72% % of Loans Avg Loan Size(1) WA LTV 30-89 Days NPLs(2) 21

Note: As of September 30, 2026; LTV is calculated using the most recent appraisal available. (1) Based on commitment amount (2) Includes reserves for both loans evaluated collectively and those individually evaluated 19% 24% 8% 16% 4% 10% 5% 9% 3% 1%1% 1-4 Family Land & Dev. Commercial Owner-Occupied Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Other Senior Housing Amount ($mm) $2,112.0 Avg Loan Size ($mm)(1) $1.3 Percent of Loans 10.7% Past Due or Nonaccrual 0.43% ACL Reserve(2) 2.14% WA LTV 64.7% Loans <75% LTV 80.8% Percent in Footprint 95.7% Q3 Loan Growth 5.1% Construction and Land Development $2.1 Billion Composition Quarter Highlights 22

Quarterly ACL Changes $296,008 $6,830 $(1,669) $(1,434) $(165) $(3,476) $296,094 2Q 2026 Balance Changes Q-Factor Changes Loss Rates Loan Credit Migration Other Individually Evaluated 3Q 2026 Note: Dollars in thousands (1) Net Charge-offs are included in Other Individually Evaluated 23 (1)

3Q 2025 2Q 2026 3Q 2026 Gain on sales of loans, net $ 5,270 $ 4,760 $ 2,390 Fees, net 3,050 3,470 2,945 Mortgage servicing income, net 697 948 1,988 Mortgage banking income, net $ 9,017 $ 9,178 $ 7,323 3Q 2025 2Q 2026 3Q 2026 Wholesale 39 32 32 Retail 61 68 68 Purchase 77 79 77 Refinance 23 21 23 $590.2 $489.5 $542.3 $611.6 $520.6 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 (1) Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above 1.32% 1.99% 1.85% 1.57% 1.75% 3Q 2025 4Q 2025 1Q 2026 2Q 2026 3Q 2026 Mortgage Banking Mortgage Banking Income ($000s) Mix (%) Locked Volume ($mm) Gain on Sale Margin(1) 24